Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ James M. Jenness
James M. Jenness

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Benjamin S. Carson Sr.,
Benjamin S. Carson Sr.

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John T. Dillon
John T. Dillon

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Gordon Gund
Gordon Gund

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Dorothy A. Johnson
Dorothy A. Johnson

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Donald R. Knauss
Donald R. Knauss

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Rogelio M. Rebolledo
Rogelio M. Rebolledo

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Sterling K. Speirn
Sterling K. Speirn

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Robert A. Steele
Robert A. Steele

Dated April 24, 2009

POWER OF ATTORNEY
     KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel, Corporate Development and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing:
(a)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Long-Term Incentive Plan;

(b)	the Registration Statement on Form S-8 relating to the Kellogg Company 2009 Non-Employee Director Stock Plan;
and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John L. Zabriskie
John L. Zabriskie

Dated April 24, 2009